Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Perception Capital Acquisition Corp IV. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Gaenzle, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2024	By:	/s/ Rick Gaenzle
Rick Gaenzle
Chief Executive Officer and Director (Principal Executive Officer)